LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 31, 2016

TO THE PROSPECTUS,

DATED MARCH 31, 2016, OF

QS BATTERYMARCH U.S. LARGE CAP EQUITY FUND

Prior to April 1, 2016, the fund’s name is “QS Batterymarch U.S. Large Cap Equity Fund.”

Prior to April 1, 2016, the following text replaces the applicable portion of the section of the fund’s Prospectus titled “Management”:

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: QS Batterymarch Financial Management, Inc. (“QS Batterymarch”)

Prior to April 1, 2016, the following text replaces the applicable portion of the section of the fund’s Prospectus titled “More on fund management”:

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2015, LMPFA’s total assets under management were approximately $213.8 billion.

QS Batterymarch Financial Management, Inc. (formerly, Batterymarch Financial Management, Inc.) (“QS Batterymarch” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of a certain portion of the fund’s cash and short-term instruments. QS Batterymarch has offices at 880 Third Avenue, 7th Floor, New York, New York 10022. QS Batterymarch provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans; endowments and foundations; investment companies (including mutual funds); and state, municipal and foreign governmental entities.

Effective May 31, 2014, QS Investors, LLC, Batterymarch Financial Management, Inc. and Legg Mason Global Asset Allocation, LLC became subject to common management and investment oversight with the intention of integrating the firms over time to create a combined investment platform. Effective June 30, 2014, Batterymarch Financial Management, Inc.’s and Legg Mason Global Asset Allocation, LLC’s names were changed to QS Batterymarch Financial Management, Inc. and QS Legg Mason Global Asset Allocation, LLC, respectively, to reflect this integration. As of December 31, 2015, the aggregate total assets under management of these firms were approximately $23.7 billion.

Western Asset Management Company (“Western Asset”) manages the portion of the fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2015, the total assets under management of Western Asset and its supervised affiliates were approximately $426.4 billion.

LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2015, Legg Mason’s asset management operations had aggregate assets under management of approximately $671.5 billion.

Please retain this supplement for future reference.

QSIN257123